UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 30, 2020
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
Beginning with the fourth quarter of 2019, The Timken Company (the “Company”) began using earnings before interest, taxes, depreciation and amortization ("EBITDA") as the main operating income metric used by management to measure financial performance of the Company and each segment. The Company made this change because recent acquisitions have resulted in an increased amount of purchase accounting amortization expense, which in turn has affected the comparability of results across periods and versus other companies. Management believes EBITDA is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income to consolidated EBITDA. The primary operating income metric used by management to measure financial performance of the Company and each segment prior to the fourth quarter of 2019 was earnings before interest and taxes. A copy of the EBITDA results for the Company for certain periods is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Exhibit 99.1 contains EBITDA results for the first three quarters of 2019, each quarter of 2018, and the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	EBITDA Results for the first three quarters of 2019, each quarter of 2018, and the years ended December 31, 2018, 2017, 2016 and 2015
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

	By:	/s/ Shelly M. Chadwick
Shelly M. Chadwick
Vice President - Finance and Chief Accounting Officer (Principal Accounting Officer)
Date:	January 30, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	EBITDA Results for the first three quarters of 2019, each quarter of 2018, and the years ended December 31, 2018, 2017, 2016 and 2015
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)